UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 13, 2018 (December 13, 2018)

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Global Medical REIT Inc.
(Exact name of registrant as specified in its charter)

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Maryland	001-37815	46-4757266
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2 Bethesda Metro Center, Suite 440 Bethesda, MD 20814
(Address of Principal Executive Offices) (Zip Code)

(202) 524-6851
(Registrant’s Telephone Number, Including Area Code) Not Applicable (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

On December 13, 2018, Global Medical REIT Inc. (the “Company”) filed with the Securities and Exchange Commission a prospectus supplement (the “Prospectus Supplement”) to the Company’s shelf registration statement on Form S-3 (Registration No. 333-217360), registering 1,000,000 shares of the Company’s common stock to be offered pursuant to the Company’s Dividend Reinvestment and Direct Stock Purchase Plan. A copy of the press release announcing the Company’s Dividend Reinvestment and Direct Stock Purchase Plan and the dividends disclosed in Item 8.01 below is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

Attached as Exhibit 5.1 to this Current Report is a copy of the opinion of Venable LLP regarding certain Maryland law matters, including the validity of the common stock offered pursuant to the Prospectus Supplement. Attached as Exhibit 8.1 to this Current Report is a copy of the opinion of Vinson & Elkins L.L.P. regarding certain tax matters in connection with the Prospectus Supplement.

The information in Exhibit 99.1 referenced in Item 9.01 below is being “furnished” and, as such, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section and shall not be incorporated by reference into any registration statement or other document filed by the Company pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 8.01	Other Events.

On December 13, 2018, the Company announced the declaration of:

•	a cash dividend for the fourth quarter of 2018 of $0.20 per share of common stock to stockholders of record as of December 26, 2018, to be paid on January 10, 2019; and

•	a cash dividend of $0.46875 per share to holders of its Series A Cumulative Redeemable Preferred Stock, $0.001 par value per share (the “Series A Preferred Stock”), of record as of January 15, 2019, to be paid on January 31, 2019. This dividend represents the Company’s quarterly dividend on its Series A Preferred Stock for the period from October 31, 2018 through January 30, 2019.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
5.1	Opinion of Venable LLP with respect to the legality of the shares.
8.1	Opinion of Vinson & Elkins L.L.P. with respect to tax matters.
23.1	Consent of Venable LLP (included in Exhibit 5.1 hereto).
23.2	Consent of Vinson & Elkins L.L.P. (included in Exhibit 8.1 hereto).
99.1	Press Release dated December 13, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Global Medical REIT Inc.

By:	/s/ Jamie A. Barber
Jamie A. Barber
Secretary and General Counsel

Dated:   December 13, 2018